UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

THE CHEFS’ WAREHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b)	Resignations of Dean Facatselis and Kevin Cox as Directors

On November 7, 2012, The Chefs’ Warehouse, Inc. (the “Company”) received a letter from each of Dean Facatselis and Kevin Cox notifying the Company that they were resigning from the Company’s Board of Directors (the “Board”) effective November 7, 2012.

(d)	Election of Alan Guarino as Director

On November 7, 2012, the Board elected Alan Guarino to the Company’s Board as a director. Mr. Guarino’s term will expire, along with the terms of the other directors, at the Company’s next annual meeting of stockholders. Mr. Guarino will also serve as a member of the Board’s Nominating and Corporate Governance Committee and Compensation Committee, and he will serve as chairman of the Board’s Compensation Committee. There are no arrangements or understandings between Mr. Guarino and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Guarino that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Guarino will receive compensation in accordance with the Company’s existing compensation arrangements for non-employee directors, which are described under the caption “Executive Compensation – Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 4, 2012, and currently include a mixture of a cash retainer and cash paid for committee membership and committee chairmanship, and time-based vesting restricted share awards. The Company has also entered into an Indemnification Agreement with Mr. Guarino in substantially the form of the Form of Indemnification Agreement by and between the Company and its directors and executive officers, which was filed by the Company as Exhibit 10.24 to the amendment to the Company’s Registration Statement on Form S-1 filed with the SEC on July 14, 2011 in connection with the Company’s IPO.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the Company’s Board changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

Date: November 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 7, 2012.